UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 000-32057

Michigan	38-3543910
(State of Incorporation)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan	48823
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (517) 351-1150
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On September 12, 2007, American Physicians Capital, Inc. (the “Company”) furnished presentation materials which were prepared for use for investor and analyst meetings. Exhibit 99.1 as filed with the original filing inadvertently contained errors on slide number 31 titled, “Shareholder Analysis.” The presentation as corrected is included as Exhibit 99.1 to this report and incorporated herein by reference, and replaces the prior Exhibit 99.1 in its entirety.
     The Company is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.
     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Second Quarter 2007 Investor Presentation of American Physicians Capital, Inc., updated August, 2007 (as corrected).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
September 18, 2007

AMERICAN PHYSICIANS CAPITAL, INC. (Registrant)

By: /s/ R. KEVIN CLINTON R. Kevin Clinton
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Second Quarter 2007 Investor Presentation of American Physicians Capital, Inc., updated August, 2007 (as corrected).